UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: July 26, 2004

GABRIEL TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-23415	22-3062052
-----------	-------------	---------------
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4538 S. 140th Street, Omaha, Nebraska 68137

 (Address of Principal Executive Offices) (Zip Code)

15 Princess Road, Lawrenceville, New Jersey 08648

(Former Address of Principal Executive Offices (Zip Code)

(402) 614-0258

(Registrant's telephone number, including area code)

Princeton Video Image, Inc.

(Former Name or Former address, if changed since Last Report)

ITEM 4.01.

CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

On July 28, 2004, Gabriel Technologies Corporation (formerly known as Princeton Video Image, Inc.) (the “Company”) notified PricewaterhouseCoopers, LLP (“PwC”) that on July 26, 2004, the Board of Directors of the Company dismissed PwC as its independent accounting firm and engaged Williams and Webster of Spokane, Washington (“Williams and Webster”).  On May 29, 2003, the Company had petitioned for bankruptcy protection.  As the Company initially intended to liquidate (indicated by management of the Company as well as in the Company’s filings and related press releases), both the Company and PwC agreed that there would be no further need for PwC’s services and there was therefore no formal resignation or dismissal on May 29, 2003.  PwC has performed no services for the Company since May 29, 2003.

Except as noted in the immediately following sentence, the reports of PwC on the consolidated financial statements of the Company as of December 31, 2002 and 2001 and for the year ended December 31, 2002, the six-month period ended December 31, 2001 and the year ended June 30, 2001, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.  Such reports contained an explanatory paragraph that expressed significant doubt about the Company’s ability to continue as a going concern.

For the year ended December 31, 2002, the six-month period ended December 31, 2001 and the year ended June 30, 2001:  (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods and (ii) there were no reportable events, as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company has requested that PwC furnish it with a letter addressed to the SEC stating whether or not PwC agrees with the above statements.  A letter dated September 10, 2004 is filed as Exhibit 16 to this Form 8-K.

Williams and Webster were engaged as the new principal independent accountants, commencing with the audit for the year ending December 31, 2003.  The appointment of Williams and Webster was recommended and approved by the Registrant’s Board of Directors.  During the Registrant’s two most recent fiscal years, the Registrant did not consult Williams and Webster regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on Registrant’s financial statements, and neither written report nor oral advice was provided to the Registrant by Williams and Webster that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or event identified in response to paragraph (a)(1)(iv) of Item 304, as those terms are used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

The Registrant has provided Williams and Webster with a copy of this disclosure.

ITEM 9.01.

FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(a)

Financial Statements - None

(b)

Pro Forma Financial Information – None

(c)

Exhibits

16

Letter dated September 10, 2004, from PricewaterhouseCoopers, LLP, stating the accountant agrees with the statements made in this Form 8-K/A.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GABRIEL TECHNOLOGIES CORPORATION

Date:  September 10, 2004

By:

/s/   Keith Feilmeier

Keith Feilmeier, Director, President,

Chairman and Chief Executive Officer